SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 23, 2003


                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

         Kansas                    1-04721                    48-0457967
(State of Incorporation)   (Commission File Number)       (I.R.S. Employer
                                                         Identification No.)


       6200 Sprint Parkway, Overland Park, Kansas               66251
        (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code         (913) 624-3000



          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)


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Item 7.  Financial Statements and Exhibits

     Exhibits

     99. Press Release announcing 2003 third quarter results.

Item 12.  Results of Operations and Financial Condition

     Press Release. On October 23, 2003, the registrant ("Sprint") announced its 2003 third quarter results. The press release is furnished as Exhibit 99.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   SPRINT CORPORATION


Date:  October 24, 2003            By: /s/ Michael T. Hyde
                                           Michael T. Hyde, Assistant Secretary












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                                  EXHIBIT INDEX


Exhibit
Number    Description                                                 Page

   99.    Press Release announcing 2003 third quarter results.























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